UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, 10th Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)  The Annual Meeting of Shareholders of Rentech, Inc. was held on June 17, 2016.

(b)  The results of the matters submitted to a shareholder vote at the annual meeting were as follows:

1.

Election of Directors: Our shareholders elected the following two directors to each serve a three-year term expiring on the date of the 2019 annual meeting of shareholders or until his successor has been qualified and elected.

Director	Votes For	Votes Withheld	Broker Non-Votes
Edward M. Stern	9,999,373	2,160,364	7,301,262
John A. Williams	6,121,658	6,038,079	7,301,262

2.	Auditor Ratification Proposal: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Votes For	Votes Against	Abstain	Broker Non-Votes
18,701,086	657,607	102,306	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: June 23, 2016	By:	/s/ Colin M. Morris
Colin M. Morris
Senior Vice President and General Counsel